UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2020

EOS ENERGY ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Park Avenue

Edison, New Jersey 08820

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 225-8400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Current Report on Form 8-K (this “Current Report”) is being submitted for filing on the same date to include additional matters under Items 5.03, 5.05 and 5.06 of Form 8-K.

On November 16, 2020 (the “Closing Date”), Eos Energy Enterprises, Inc. (f/k/a B. Riley Merger Corp. II) (the “Company”) consummated the previously-announced transactions (collectively, the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated September 7, 2020 (the “Merger Agreement”), by and among the Company, BMRG Merger Sub, LLC (“Merger Sub I”), BMRG Merger Sub II, LLC (“Merger Sub II”), Eos Energy Storage LLC (“Eos OpCo”), New Eos Energy LLC (“Eos HoldCo”) and AltEnergy Storage VI, LLC (“AltEnergy”).

Prior to consummation of the Business Combination, Eos HoldCo and Eos OpCo carried out a pre-closing reorganization pursuant to which Eos HoldCo formed a wholly-owned subsidiary that merged with and into Eos OpCo, with Eos OpCo continuing as the surviving company and a wholly-owned subsidiary of Eos Holdco. In connection with such pre-closing re-organization, among other things, (1) all of Eos’s debt and equity interests were converted into equivalent debt and equity interests of Eos HoldCo, (2) Eos OpCo assigned, and Eos HoldCo assumed, the 2012 Eos Equity Incentive Plan under which Eos OpCo had previously issued stock options to employees and certain service providers, and (3) Eos OpCo made an election pursuant to Treasury Regulations Section 301.7701-3(c) to be treated as an entity that is disregarded as separate from its owner for U.S. federal income tax purposes.

At the closing of the Business Combination (the “Closing”), (1) Merger Sub I merged with and into Eos HoldCo, with Eos HoldCo continuing as the surviving company and a wholly-owned subsidiary of the Company, and (2) Eos HoldCo then merged with and into Merger Sub II, with Merger Sub II continuing as the surviving company and a wholly-owned subsidiary of the Company. In connection with the consummation of the Business Combination, the registrant changed its name from B. Riley Merger Corp. II to Eos Energy Enterprises, Inc., and Merger Sub II changed its name from BMRG Merger Sub II, LLC to Eos Energy Enterprises Intermediate Holdings, LLC.

At the effective time of the merger of Merger Sub I with and into Eos HoldCo (the “Effective Time”), each limited liability company interest of Eos HoldCo issued and outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right to receive shares of the Company’s common stock in accordance with the terms and subject to the conditions set forth in the Merger Agreement.

At the Effective Time, each Eos HoldCo option that was outstanding immediately prior to the Effective Time, whether vested or unvested, was automatically cancelled and converted into an option to purchase shares of the Company’s common stock (each, an “Exchanged Option”). Except as provided in the Merger Agreement, following the Effective Time, each Exchanged Option will continue to be governed by substantially the same terms and conditions as were applicable to the corresponding former Eos HoldCo option immediately prior to the Effective Time.

Certain terms used in this Current Report have the same meanings as set forth in the definitive proxy statement (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 23, 2020 or the Prospectus included as part of Amendment No. 1 to the Registration Statement on Form S-1 filed by the Company with the Commission on November 13, 2020, Registration No. 333-333-249713 (the “Prospectus”).

Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to Eos Energy Enterprises, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company. All references to “BMRG” refer to the Company before the Closing.

Item 2.01 of this Current Report discusses the Closing and various other transactions contemplated by the Merger Agreement, and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

Upon the Closing, the Company, on the one hand, and certain former equityholders of Eos HoldCo, on the other hand, entered into a registration rights agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company is required to, within forty-five (45) days after the Closing, file a registration statement registering the resale of all or any portion of the Company’s common stock issued as merger consideration under the Merger Agreement (the “Registrable Securities”). Holders of the Registrable Securities will also have certain “piggy-back” registration rights with respect to registration statements and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The Registration Rights Agreement does not contemplate the payment of penalties or liquidated damages as a result of a failure to register, or delays with respect to the registration of, the Registrable Securities.

As part of the Registration Rights Agreement, holders of the Registrable Securities agreed not to transfer any such Registrable Securities until the earlier of (A) one year after the Closing or (B) subsequent to the Closing, (x) if the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of the Company’s common stock for cash, securities or other property.

 Under the Registration Rights Agreement, we agree to indemnify the stockholders holding Registrable Securities and certain persons or entities related to such stockholders against any losses or damages resulting from any untrue statement or omission of a material fact in any prospectus or prospectus pursuant to which they sell registrable securities, unless the liability arose from their misstatement or omission, and these stockholders, if registrable securities held by these stockholders are included in the securities as to which registration, qualification or compliance is being effected, agree to indemnify the Company and certain persons or entities related to the Company against all losses caused by their misstatements or omissions in those documents.

This summary is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is included as Exhibit 10.9 to this Current Report and is incorporated herein by reference.

Sponsor Earnout Letter

In connection with the Merger Agreement, BMRG entered into a Sponsor Earnout Letter with B. Riley Principal Sponsor Co. II, LLC (the “Sponsor”), dated November 16, 2020 (the “Sponsor Earnout Letter”), pursuant to which the Sponsor agreed to subject 1,718,000 shares of our common stock (the “Sponsor Earnout Shares”) to the certain transfer restrictions, release and forfeiture terms as described below.

Under the terms of the Sponsor Earnout Letter, the Sponsor will not be permitted to transfer, other than to certain permitted transferees agreeing to be similarly bound, 859,000 Sponsor Earnout Shares (the “Block A Sponsor Shares”) unless and until either (i) the closing share price of our common stock equals or exceeds $12.00 per share for any 20 trading days within any consecutive 30-trading day period during the Earnout Period (as defined below) or (ii) a Change of Control (as defined in the Merger Agreement) (or a definitive agreement providing for a Change of Control having been entered into) during the Earnout Period (each of clauses (i) and (ii), a “Block A Triggering Event”), unless, in the case of a Block A Triggering Event that is a Change of Control, the value of the consideration to be received by the holders of our common stock is less than $12.00 per share. If a Block A Triggering Event does not occur during the period from (and excluding) the Closing Date to (and including) the day that is the fifth anniversary of the Closing Date (the “Earnout Period”), the Block A Sponsor Shares are automatically forfeited and cancelled for no consideration. Sponsor shall not be permitted to transfer, other than to certain permitted transferees agreeing to be similarly bound, an additional block of 859,000 Sponsor Earnout Shares (the “Block B Sponsor Shares”) unless and until either (i) the closing share price of our common stock equals or exceeds $16.00 per share for any 20 trading days within any consecutive 30-trading day period during the Earnout Period or (ii) a Change of Control (or a definitive agreement providing for a Change of Control having been entered into) during the Earnout Period (each of clauses (i) and (ii), a “Block B Triggering Event”), unless, in the case of a Block B Triggering Event that is a Change of Control, the value of the consideration to be received by the holders of our common stock in such Change of Control transaction is less than $16.00 per share. If a Block B Triggering Event does not occur during the Earnout Period, the Block B Sponsor Shares are automatically forfeited and cancelled for no consideration.

This summary is qualified in its entirety by reference to the text of the Sponsor Earnout Letter, which is included as Exhibit 10.8 to this Current Report and is incorporated herein by reference.

Indemnity Agreements

Upon the Closing, the Company entered into indemnity agreements with each of its directors and executive officers. These indemnity agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnity agreements is qualified in its entirety by the full text of the form of indemnity agreement, which is attached hereto as Exhibit 10.13 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01. The material terms and conditions of the Merger Agreement are described in the Proxy Statement in the section entitled “The Business Combination Proposal — The Merger Agreement,” which is incorporated herein by reference.

At a special meeting of the stockholders of BMRG held on November 12, 2020 (the “Special Meeting”), the Company’s stockholders considered and adopted, among other matters, the Merger Agreement. On November 16, 2020 the parties completed the Business Combination.

At the Special Meeting, holders of 6,442,195 shares of BMRG’s common stock sold in BMRG’s initial public offering (“Public Shares”) exercised their right to redeem those shares for cash at a price of $10.10 per share, for an aggregate of approximately $65,066,169.50. The per share redemption price of $10.10 for holders of Public Shares electing redemption was paid out of BMRG’s Trust Account, which, after taking into account the redemption but before payment of any transaction expenses, had a balance immediately prior to the Closing of approximately $111.7 million.

Immediately after giving effect to the Business Combination (including as a result of the redemptions described above, the conversion of all outstanding founder shares into shares of Class A common stock on a one-for-one basis at the Closing pursuant to BMRG’s amended and restated certificate of incorporation, the conversion of all shares of Class A common stock in shares of the Company’s common stock, and the issuance of an additional 4,000,000 shares of the Company’s common stock in the PIPE Financing as described in Item 3.02 below), there were approximately 49,813,547 shares of the Company’s common stock issued and outstanding and warrants to purchase approximately 9,075,000 million shares of the Company’s common stock issued and outstanding. The number of shares of common stock outstanding includes 29,730,341 shares issued to former Eos unitholders in the Business Combination, which was calculated as 30 million shares less the in-the-money value of pre Business Combination outstanding options to purchase Eos equity, based on the effective per-unit price of the Business Combination.

Prior the Closing, each unit of BMRG consisted of one share of Class A common stock and one-half of one redeemable warrant of the Company, whereby each whole warrant entitled the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. As a result of the Closing, BMRG’s units have automatically separated into the component securities and, as a result, are no longer traded as a separate security and have been delisted. On November 17, 2020, our Common Stock and public warrants began trading on The Nasdaq Stock Market (“Nasdaq”) under the trading symbols “EOSE” and “EOSEW,” respectively.

Upon the closing, BMRG’s amended and restated certificate of incorporation, dated May 19, 2020, was replaced with the third amended and restated certificate of incorporation of Eos Energy (the “Amended Certificate”), which, among other things, reclassified all shares of Class A common stock as Common Stock. Item 3.03 of this Current Report discusses the Amended Certificate, and is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as BMRG was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing the information below that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined company after the Company’s acquisition of Eos HoldCo in connection with the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The statements contained in this Current Report that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report may include, for example, statements about:

●	the benefits of the Business Combination;

●	the future financial performance of the combined company following the business combination;

●	expansion plans and opportunities; and

●	other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expression.

The forward-looking statements contained in this Current Report are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

●	our ability to maintain the listing of its Common Stock on Nasdaq following the Business Combination;

●	our ability to raise financing in the future;

●	or directors following the business combination;

●	our public securities’ potential liquidity and trading;

●	changes adversely affecting our business;

●	unfavorable conditions or disruptions in the capital and credit markets;

●	our inability to forecast trends accurately;

●	our ability to generate cash, service indebtedness and incur additional indebtedness;

●	restrictive covenants that may limit our business and our ability to engage in certain corporate and financial transactions;

●	our ability to obtain capital on commercially reasonable terms;

●	fluctuations in our revenue and operating results;

●	competition from existing or new competitors;

●	risks associated with security breaches in our information technology systems;

●	our success in retaining or recruiting management and key employees;

●	risks related to legal proceedings or claims, including liability claims;

●	risks related to labor disputes;

●	risks associated with changes in federal, state, or local laws;

●	risks associated with potential costs of regulatory compliance;

●	risk resulting from the impact of global pandemics, including the novel coronavirus, COVID-19; and

●	other factors detailed under the section entitled “Risk Factors” in the Prospectus and incorporated herein by reference.

Business

Our business is described in the Prospectus in the section titled “Eos’s Business” and that information is incorporated herein by reference.

Risk Factors

The risks associated with our business are described in the Prospectus in the section titled “Risk Factors” and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report concerning the financial information of Eos OpCo, which is incorporated herein by reference. Reference is further made to the disclosures contained in the Prospectus in the sections titled “Summary Historical Financial Information of Eos” and “Eos Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and the unaudited pro forma condensed combined statement of operations for the Company for the year ended December 31, 2019 are set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Properties

Our facilities are described in the Prospectus in the section titled “Eos’s Business – Facilities,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our common stock upon the closing of the Business Combination by:

●	each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of any series of our voting common stock;

●	each of our current executive officers and directors;

●	all executive officers and directors of the Company, as a group, upon the closing of the Business Combination.

The beneficial ownership of common stock of the Company is based on 49,813,547 shares of common stock issued and outstanding as of Closing date, and assumes the issuance of all shares to which the former members of Eos OpCo are entitled pursuant to the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Name and Address of Beneficial Owners Executive Officers and Directors
Joe Mastrangelo(1)(2)	-	-%
Mack Treece(1)(2)	-	-%
Sagar Kurada(1)(2)	-	-%
Dr. Balakrishnan G. Iyer(1)(2)	-	-%
Russell Stidolph(2)(3)(4)(5)	6,637,608	13.3%
Daniel Shribman(6)	993,750	2.0%
Dr. Krishna Singh(7)(4)	2,345,593	4.7%
Alex Dimitrief(1)	-	-%
Andrey Zibelman(1)	-	-%
Miriam “Mimi” Walters(1)	-	-%
All Executive Officers and Directors as a Group (Ten Individuals)	9,976,951	20.0%
5% Holders:
AltEnergy, LLC(4))(5)	6,459,912	13.0%
B. Riley Financial, Inc.(8)	7,740,234	15.5%

(1)	The business address of each of these entities or individuals is 3920 Park Avenue Edison, New Jersey 08820.
(2)	Each of Messrs. Mastrangelo, Treece, Kurada, Stidolph and Iyer hold options exercisable for shares of the Company’s common stock as part of the total merger consideration set forth in the Merger Agreement. These options are subject to certain vesting provisions.
(3)	Mr. Stidolph holds 177,696 shares of common stock and has a pecuniary interest in 6,459,912 shares held directly by AltEnergy LLC, or AltEnergy, AltEnergy Storage LLC, or AltEnergy I, AltEnergy Storage II LLC, or AltEnergy II, AltEnergy Storage V LLC, or AltEnergy V, AltEnergy VI LLC, or AltEnergy VI, AltEnergy Storage Bridge LLC, or Bridge, AltEnergy Transmission LLC, or Transmission, AltEnergy Storage Bridge Phase II LLC, or Bridge II (collectively, the “AltEnergy Shares”). Mr. Stidolph is the managing director of AltEnergy, the managing member of each of AltEnergy I, AltEnergy II, AltEnergy VI, AltEnergy V, Bridge, Transmission and Bridge II, and has voting and dispositive power with respect to the AltEnergy Shares. Mr. Stidolph disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The address of Mr. Stidolph and each of the above referenced entities is 137 Rowayton Avenue, Rowayton, CT 06853.
(4)	As disclosed under “Indemnification” on page 78 of the Prospectus, 40% of these shares are pledged to BMRG for the benefit of certain indemnitees and may not be transferred until the date that is the earlier of (i) September 7, 2022; and (ii) the date on which the specified indemnified matters pursuant to the Merger Agreement have been finally resolved, and either (x) no obligations are due and payable as a result thereof, or (y) all obligations have been paid to the indemnitees in full.
(5)	Represents securities held directly by AltEnergy LLC, or AltEnergy, AltEnergy Storage LC, or AltEnergy I, AltEnergy Storage II LLC, or AltEnergy II, AltEnergy Storage V LLC, or AltEnergy V, AltEnergy VI LLC, or AltEnergy VI, AltEnergy Storage Bridge LLC, or Bridge, AltEnergy Transmission LLC, or Transmission, AltEnergy Storage Bridge Phase II, or Bridge II. Mr. Stidolph is the managing director of AltEnergy, the managing member of each of AltEnergy I, AltEnergy II, AltEnergy VI, AltEnergy V, Bridge, Transmission and Bridge II, and has voting and dispositive power with respect to the AltEnergy Shares. Mr. Stidolph disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(6)	Amount includes 397,500 shares of common stock that are subject to earnout restrictions under the Sponsor Earnout Letter.

(7)	Represents securities held directly by Holtec International, or Holtec, and Singh Real Estate Enterprises Inc., or Singh Real Estate. Mr. Singh is the sole stockholder of each of Holtec International and Singh Real Estate, and has voting and dispositive power with respect to such shares. The address of both Holtec International and Singh Real Estate Enterprises, Inc. is 1 Holtec Blvd, Camden, NJ 08104.
(8)

The amount includes (i) 390,000 shares of common stock held by BRC Partners Opportunity Fund, L.P. (“BRC”), (ii) 25,000 shares of common stock underlying public warrants held by BRC, (iii) 2,577,000 founder shares held by the Sponsor, (iv) 325,000 shares of common stock underlying private placement warrants held by the Sponsor, (v) 961,984 shares of common stock held by B. Riley Securities, Inc. (“BRS”), (vi) 1,000,000 shares of common stock held by B. Riley Principal Investments, LLC (“BRPI”), (vii) 490,750 shares of common stock held by B. Riley Financial. and (xiii) 1,320,500 shares of common stock that are subject to earnout restrictions under the Sponsor Earnout Letter. (ix) 650,000 shares of common stock underlying private placement units held by the Sponsor, BRPI is the sole member of the Sponsor and is a wholly-owned subsidiary of B. Riley Financial, BRC Partners Management GP, LLC (“BRPGP”) is the general partner of BRC, B. Riley Capital Management, LLC (“BRCM”) is the parent company of BRPGP and B. Riley Financial is the parent company of each of BRCM and BRS. B. Riley Financial has voting and dispositive power over the securities held by each of BRPI, BRS and BRC. Bryant Riley is the Chairman and Co-Chief Executive Officer of B. Riley Financial and has voting and dispositive power over the securities held by B. Riley Financial. Each of BRPI and Mr. Riley disclaims beneficial ownership over any securities directly held by the Sponsor, BRS or BRC other than to the extent of any pecuniary interest he or it may have therein, directly or indirectly. The address for this stockholder is 11100 Santa Monica Blvd, Suite 800, Los Angeles, CA 90025.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Prospectus in the section titled “Management,” which is incorporated herein by reference.

Executive Compensation

Information with respect to the executive compensation of the Company’s executive officers and directors after the Closing is described in the Prospectus in the sections titled “Executive Compensation - Eos” incorporated herein by reference.

At the Special Meeting, the stockholders of the Company approved the Incentive Plan. The description of the Incentive Plan set forth in Item 5.02 of this Current Report is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Exhibit 10.10 to this Current Report and is incorporated by reference herein. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the Incentive Plan to eligible participants.

Certain Relationships and Related Transactions

Information with respect to certain relationships and related party transactions of the Company is described in the Prospectus in the section titled “Certain Relationships and Related Person Transactions,” which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Prospectus titled “Eos’s Business – Legal Proceedings,” which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

As a result of the Closing, BMRG’s units have automatically separated into the component securities and, as a result, are no longer traded as a separate security and have been delisted. On November 17, 2020, our Common Stock and public warrants began trading on Nasdaq under the trading symbols “EOSE” and “EOSEW,” respectively. As of the Closing, there were approximately 47 holders of record of the Company’s common stock and approximately 2 holders of record of the Company’s warrants to purchase common stock.

We have not paid any cash dividends on shares of our common stock to date. It is the present intention of the Company to retain any earnings for use in its business operations and, accordingly, the Company does not anticipate the Board declaring any dividends in the foreseeable future.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Prospectus in the section titled “Description of Securities,” which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, which is incorporated herein by reference.

Changes in Accountants

Reference is made to the disclosure contained in Item 4.01 of this Current Report, which is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure contained in Item 3.02 of this Current Report concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth under Item 5.02 of this Current Report, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, which is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

Certain annual and quarterly financial information regarding Eos OpCo is included in the Prospectus, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Eos”, which is incorporated herein by reference. The disclosure contained in Item 2.01 of this Current Report is also incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On November 16, 2020, immediately prior to the Closing, BMRG issued to a number of purchasers (each, a “PIPE Investor”) an aggregate of 4,000,000 shares of BMRG’s Class A common stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $40,000,000, pursuant to separate subscription agreements (each, a “Subscription Agreement”). Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares. The shares of Class A common stock issued to the PIPE Investors pursuant to the Subscription Agreements were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Upon the Closing, (i) all shares of BMRG’s Class B common stock were reclassified to Class A common stock; and (ii) immediately following this reclassification, all shares of BMRG’s Class A common stock were reclassified to our common stock. The shares of Class A common stock issued upon reclassification of the Class B common Stock were not registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

The securities issued to the former equityholders of Eos HoldCo pursuant to the Merger Agreement have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. Item 2.01 of this Current Report discusses the transactions contemplated by the Merger Agreement, and is incorporated herein by reference.

The PIPE Shares issued to the PIPE Investors pursuant to the Subscription Agreements have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. Item 1.01 of this Current Report discusses the transactions contemplated by the Subscription Agreements, and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Amended and Restated Certificate of Incorporation

Upon the Closing, BMRG’s second amended and restated certificate of incorporation, dated May 19, 2020, was replaced with the Amended Certificate, which, among other things:

(a)	changes the Registrant’s name to “Eos Energy Enterprises, Inc.” from “B. Riley Principal Merger Corp. II”;

(b)	increases the authorized capital stock from 126,000,000 shares, which consisted of 100,000,000 shares of Class A common stock, 25,000,000 shares of Class B common stock and 1,000,000 shares of preferred stock, par value $0.0001 per share, to 201,000,000 shares, which consists of 200,000,000 shares of common stock, and 1,000,000 shares of preferred stock;

(c)	provides that any amendment to certain provisions of the Company’s charter and any amendment to the Company’s bylaws will require the approval of the holders of at least 66⅔% of the Company’s then-outstanding shares of capital stock entitled to vote generally at an election of directors;

(d)	provides that the Company opts out of Section 203 of the Delaware General Corporation Law, which prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with certain “interested stockholders” and their affiliates

(e)	provides that certain amendments to and actions under the Amended Certificate are subject to the director nomination agreement, dated November 16, 2020, between the Company and the other parties thereto (the “Director Nomination Agreement”);

(f)	changes the classification of the board of directors from two classes to three classes of directors, with each class elected for staggered terms; and

(g)	provides for a waiver of the doctrine of corporate opportunities for (i) any director of the Company who is not an employee of the Company or any of its subsidiaries or (ii) any person with the right to designate any such director pursuant to the Director Nomination Agreement (or any of such person’s affiliates or its or their respective successors, principals, directors, officers, members, managers or employees).

The stockholders of BMRG approved the Amended Certificate at the Special Meeting. This summary is qualified in its entirety by reference to the text of the Amended Certificate, which is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing, BMRG’s bylaws were amended and restated to be consistent with our Amended Certificate and to make certain other changes that our board of directors deems appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws, which are included as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

Marcum LLP (“Marcum”) served as the independent registered public accounting firm for BMRG from its inception through the Closing. The firm of Deloitte & Touche LLP (“Deloitte”) served as the independent registered public accounting firm for privately-held Eos OpCo prior to the Business Combination.

On November 13, 2020, the Board of Directors approved the engagement of Deloitte, and the dismissal of Marcum, as the Company’s independent registered public accounting firm, effective as of the Closing. Accordingly, Marcum was informed that it would be dismissed as the Company’s independent registered public accounting firm effective as of the Closing. On November 16, 2020, Marcum’s dismissal was effective.

The report of Marcum on BMRG's, the Company’s legal predecessor, balance sheet as of December 31, 2019 and the statements of operations, changes in stockholders’ equity and cash flows for the period from June 3, 2019 (inception) to December 31, 2019, which included an explanatory paragraph as to the Company’s ability to continue as a going concern, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from June 3, 2019 (inception) to December 31, 2019, and subsequent interim period through November 16, 2020, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on BMRG’s financial statements for such period.

During the period from June 3, 2019 (inception) to December 31, 2019, and subsequent interim period through November 16, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Eos OpCo provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report and requested that Marcum furnish a letter addressed to the Commission, which is included as Exhibit 16.1 to this Current Report, stating whether it agrees with these disclosures, and, if not, stating the respects in which it does not agree.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the disclosure in the Prospectus in the section titled “Summary of the Prospectus-The Business Combination,” which is incorporated herein by reference. Further reference is made to the information contained in “Introductory Note” above and in Item 2.01 of this Current Report, which are incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were approximately 49,813,547 million shares of the Company’s common stock issued and outstanding and warrants to purchase approximately 9,075,000 million shares of the Company’s common stock issued and outstanding. The number of shares of common stock outstanding includes 29,730,341 shares issued to former Eos unitholders in the Business Combination, which was calculated as 30 million shares less the in-the-money value of pre Business Combination outstanding options to purchase Eos equity, based on the effective per-unit price of the Business Combination.At that time, our executive officers and directors and their affiliated entities held approximately 20% of our outstanding shares of our common stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The following persons are serving as executive officers and directors following the Closing. For biographical information concerning the executive officers and directors, see the disclosure in the Prospectus in the sections titled “Management,” which is incorporated herein by reference.

Name	Age	Position
Joe Mastrangelo	51	Chief Executive Officer and Class II Director
Sagar Kurada	42	Chief Financial Officer
Mack Treece	61	Chief Strategic Alliances Officer
Dr. Balakrishnan G. Iyer	46	Chief Commercial Officer
Daniel Shribman	36	Class III Director
Russ Stidolph	45	Class III Director
Dr. Krishna Singh	73	Class III Director
Alex Dimitrief	61	Class II Director
Andrey Zibelman	63	Class I Director
Mariam “Mimi” Walters	58	Class I Director

Effective upon the Closing, all executive officers and directors of BMRG, other than Daniel Shribman, resigned as executive officers and directors of BMRG.

Indemnity Agreements

Item 1.01 of this Current Report discusses the indemnification agreements entered into between the Company and each of its directors and executive officers, and is incorporated herein by reference.

2020 Equity Incentive Plan

At the Special Meeting, the BMRG stockholders considered and approved the B. Riley Principal Merger Corp. II 2020 Equity Incentive Plan (the “Incentive Plan”) and reserved 6,000,000 shares of common stock for issuance thereunder; provided that the total number of shares that will be reserved, and that may be issued, under the Incentive Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2021, by a number of shares equal to one percent (1%) of the total outstanding shares of common stock on the last day of the prior calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no such increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares than would otherwise occur pursuant to the preceding sentence. The Incentive Plan was previously approved, subject to stockholder approval, by BMRG’s board of directors on October 15, 2020. The Incentive Plan became effective immediately upon the Closing of the Business Combination. A committee of at least two people appointed by our Board (or, if no such committee has been appointed, our Board) (the “Committee”) will administer the Incentive Plan. The maximum aggregate grant-date fair value of awards granted and cash fees paid to any non-employee director pursuant to the Incentive Plan during any fiscal year may not exceed a total value of $500,000, provided that the non-employee directors who are considered independent (under the rules of The Nasdaq Stock Market or other securities exchange on which shares of our common stock are traded) may make exceptions to this limit for a non-executive chair of our Board, if any, in which case the non-employee director receiving the additional compensation may not participate in the decision to award that compensation. Shares of common stock underlying awards under the Incentive Plan that are forfeited, cancelled, expire unexercised or are settled in cash will be available again for new awards under the Incentive Plan. If there is any change in our corporate capitalization, the Committee in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the Incentive Plan, the number of shares of common stock covered by awards then outstanding under the Incentive Plan, the limitations on awards under the Incentive Plan, the exercise price of outstanding options and such other equitable substitutions or adjustments as it may determine appropriate.

A more complete summary of the terms of the Incentive Plan is set forth in the Proxy Statement in the section entitled “The Incentive Plan Proposal,” which is incorporated by reference herein. That summary and the foregoing description are qualified in their entirety by reference to the text of the Incentive Plan, which is filed as Exhibit 10.10 hereto and incorporated herein by reference.

Employment Agreements

Eos OpCo entered into Employment Agreements with Mr. Mastrangelo and Mr. Treece, effective as of June 22, 2020 and June 1, 2020, respectively. For additional information, see the disclosure in the Prospectus in the section entitled “Executive Compensation — Employment Agreements,” which is incorporated herein by reference.

The descriptions of the employment agreements incorporated herein with respect to each of Messrs. Mastrangelo and Treece do not purport to be complete and are qualified in their entirety by the terms and conditions of the employment agreements, which are included as Exhibits 10.11 and 10.12, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) and (b) of Form 8-K is set forth in the financial statements included in the Prospectus beginning on page F-1.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and the unaudited pro forma condensed combined statement of operations for the Company for the year ended December 31, 2019 are set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

The consolidated financial statements of Eos OpCo, as of December 31, 2019 and 2018, and as of September 30, 2020 and for the years ended December 31, 2019 and 2018 and the nine months ended September 30, 2020, the related notes and report of independent registered public accounting firm thereto are set forth in the Prospectus beginning on page F-31 and are incorporated herein by reference.

The consolidated financial statements of BMRG (i) as of December 31, 2019, (ii) as of September  30, 2020 (unaudited), (iii) for three months ended September 30, 2020 and 2019, and nine months ended September  30, 2020, (iv) for the period from June 3, 2019 (Inception) through September 30, 2019 (v) for the year ended December 31, 2019 , and (vi) the related notes and report of independent registered public accounting firm thereto are set forth in the Proxy beginning on page F-2 and are incorporated herein by reference.

(d) Exhibits—

Exhibit		Incorporated by Reference
Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date

2.1†	Agreement and Plan of Merger, dated as of September 7, 2020, by and among the Company, BMRG Merger Sub, LLC, BMRG Merger Sub II, LLC, Eos Energy Storage LLC, New Eos Energy LLC and AltEnergy Storage VI, LLC (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed with the SEC on September 8, 2020).	Form 8-K	File No. 001-39291	2.1	September 8, 2020

3.1*	Third Amended and Restated Certificate of Incorporation of the Company

3.2*	Amended and Restated Bylaws of the Company

4.1*	Specimen Common Stock Certificate

4.2*	Specimen Warrant Certificate

4.3	Warrant Agreement, dated May 19, 2020, by and between the Registrant and Continental Stock Transfer & Trust Company	Form S-1/A	File No. 001-39291	4.4	May 22, 2020

10.1	Business Combination Marketing Agreement, dated as of May 19, 2020 by and between the Registrant and B. Riley FBR, Inc.	Form 8-K	File No. 001-39291	1.2	May 22, 2020

10.2	Letter Agreement, dated May 19, 2020, by and among the Registrant, its officers, its directors and B. Riley Principal Sponsor Co. II, LLC	Form 8-K	File No. 001-39291	10.1	May 22, 2020

10.3	Investment Management Trust Agreement, dated May 19, 2020, by and between the Registrant and Continental Stock Transfer & Trust Company	Form 8-K	File No. 001-39291	10.2	May 22, 2020

10.4	Registration Rights Agreement, dated May 19, 2020, by and between the Registrant, B. Riley Principal Sponsor Co. II, LLC and the Registrant’s independent directors	Form 8-K	File No. 001-39291	10.3	May 22, 2020

10.5	Private Placement Units Purchase Agreement, dated May 19, 2020, by and between the Registrant and B. Riley Principal Sponsor Co. II, LLC	Form 8-K	File No. 001-39291	10.4	May 22, 2020

10.6	Administrative Support Agreement, dated May 19, 2020, by and between the Registrant and B. Riley Corporate Services, Inc.	Form 8-K	File No. 001-39291	10.6	May 22, 2020

10.7*	Form of Subscription Agreement

10.8*	Sponsor Earnout Letter

10.9*	Registration Rights Agreement, dated November 16, 2020, by and among the Company and the securityholders party thereto.

10.10*	B. Riley Principal Merger Corp. II 2020 Incentive Plan

10.11*	Employment Agreement, dated June 22, 2020, by and between the Company and Joe Mastrangelo

10.12*	Employment Agreement, dated June 1, 2020, by and between the Company and Mack Treece

10.13*	Form of Indemnity Agreement

16.1*	Letter from Marcum LLP to the SEC, dated November 20, 2020

21.1*	Subsidiaries of the Company

99.1*	Unaudited Pro Forma Condensed Financial information of the Company

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: November 20, 2020	By:	/s/ Sagar Kurada
		Name:	Sagar Kurada
		Title:	Chief Financial Officer